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                                                                   Exhibit 10(b)

                       CONSENT OF SHEARMAN & STERLING LLP

We hereby consent to the reference to our firm included in Part A and Part B of Global Financial Services Master Trust, filed as part of Amendment No. 5 to the Registration Statement (File No. 811-09633).

                                      /s/ Shearman & Sterling LLP
                                      Shearman & Sterling LLP


New York, New York
January 22, 2004